                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]

Seeking total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities

KEMPER
INTERNATIONAL FUND

   "... Kemper International Fund looks quite different today than it did six months ago. The biggest move we've made has been gradually adding more Japanese and emerging market holdings while easing back our European position. ..."


                                                             [KEMPER FUNDS LOGO]

Contents
3
Economic Overview
5
Performance Update
7
Terms to Know
8
Largest Holdings
9
Portfolio of Investments
15
Financial Statements
17
Notes to Financial Statements
21
Financial Highlights
23
Shareholders' Meeting


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                        11.73%
CLASS B                                        11.12%
CLASS C                                        11.13%
LIPPER INTERNATIONAL FUNDS CATEGORY AVERAGE*   15.11%

Returns and rankings are historical and do not guarantee future results. investment returns and principal values will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                               AS OF      AS OF
                                             4/30/99   10/31/98
--------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND CLASS A            $11.62    $12.10
KEMPER INTERNATIONAL FUND CLASS B            $11.33    $11.90
KEMPER INTERNATIONAL FUND CLASS C            $11.34    $11.91
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND
LIPPER RANKINGS AS OF 4/30/99*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER INTERNATIONAL FUNDS CATEGORY

             CLASS A              CLASS B                 CLASS C
--------------------------------------------------------------------------------
1-YEAR       #468 of 565 funds    #486 of 565 funds       #485 of 565 funds
--------------------------------------------------------------------------------
5-YEAR        #74 of 175 funds         N/A                      N/A
--------------------------------------------------------------------------------
10-YEAR        #22 of 37 funds         N/A                      N/A
--------------------------------------------------------------------------------
15-YEAR        #10 of 14 funds         N/A                      N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE SIX-MONTH PERIOD, KEMPER INTERNATIONAL FUND PAID THE FOLLOWING DIVIDEND PER SHARE:

                                      CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN                $1.81      $1.81      $1.81
--------------------------------------------------------------------------------

Investment in foreign securities presents special risk considerations including fluctuating currency exchange rates, government regulation and differences in liquidity.

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[MORNINGSTAR EQUITY STYLE BOX]

Source: Morningstar, Inc. Chicago, IL. (312) 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.

The stylebox represents a snapshot of the fund's portfolio on a single day. It is not an exact assessment of risk and does not represent future performance. The fund's portfolio changes from day-to-day. A longer-term view is represented by the fund's Morningstar category, which is based on its actual investment style as measured by its underlying portfolio holdings over the past three years. Category placements of new funds are estimated. Morningstar has placed Kemper International Fund in the foreign stock category. Please consult the prospectus for a description of investment policies.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER INVESTMENTS, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

In April, investor enthusiasm drove the market to its second milestone in a year -- the Dow Jones Industrial Average rose to 11,000 just a month after it broke 10,000 for the first time. In May, expectations of rising inflation and higher short-term interest rates led to a slowdown. But in early June, the market rallied again. What drove the market rallies, and what, at the same time, led to investor anxiety?
    Inflation worries have been seeping into the market for months. The growing conviction that Asian and Latin American economies are recovering is raising commodity prices, particularly oil. The price of West Texas Intermediate oil surged from less than $12 in February to almost $19 in early May. That alone almost guarantees a rise in the "headline" inflation rate this year, which is the rate of inflation as measured by the entire CPI. But it's important to note that the Federal Reserve Board looks primarily at the core inflation rate, which is the CPI minus food and energy -- and the core inflation rate looks at if it will remain low at about 2 percent this year. Investors should note, however, that the Federal Reserve Board also considers what will happen to inflation next year -- and all indications are that the Fed expects inflation to increase in 2000.
    As a result, the Fed is considering a change in monetary policy. Recent Fed policy has been reactive, not proactive, which means that the Fed tends to respond to inflation only when it picks up. That may change as the Fed tries to preemptively halt inflation momentum. Such a change in monetary policy would likely lead to an increase in short-term interest rates before the end of the year. However, the change is likely to be small. Because we don't see pressure toward sustained inflation, there's no reason for the Fed to want a sharp slowdown in the overall economy.
    The long-term economic situation, however, appears to be positive. The federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially for households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.
    This positive environment is exactly what sometimes poses risk for investors, and is key to understanding recent volatility in the market. A strong economy has the potential to feed inflation fears and drive up interest rates. Indeed, recent market events illustrate the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. In April, the steady stream of positive economic news led to a sell-off in the financial markets based on fears that the strong pace of economic growth would eventually lead to higher inflation. The benchmark 30-year Treasury bond yield rose, which pulled stocks lower.
    Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggest continued growth as we move into the second half of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., rose at an annual rate of 4.5 percent in the first quarter, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by 4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices had been rising as the economy was growing, the Fed would have most likely raised short-term interest rates by now, and that would have changed the financial market outlook.
    However, we do see some vulnerability on the economic front. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first quarter while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.
    When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which has already led to the European Central Bank lowering interest rates in order to boost domestic spending. In many countries in Europe there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgage payments are reduced and homeowners can spend money elsewhere. This has a huge impact on consumer spending, and will help European equities over time. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.

ECONOMIC OVERVIEW
ECONOMIC GUIDEPOSTS
ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

[BAR GRAPH]

                                           NOW (5/31/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
  10 Year Treasury Rate(1)                      5.54                   5.34                   5.57                   6.42
  Prime Rate(2)                                 7.75                    8.5                    8.5                   8.25
  Inflation Rate(3)*                            2.28                   1.68                   1.63                   3.04
  The U.S. Dollar(4)                           -1.22                   8.17                   5.05                   7.67
  Capital goods orders(5)*                     11.67                   3.05                  12.61                   3.93
  Industrial production (5)*                    2.01                   2.71                   5.92                   6.44
  Employment growth(6)                          2.14                   2.67                   2.76                   2.44

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2)  THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5)  THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6)  AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*DATA AS OF APRIL 30, 1999.

    SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

    But don't forget that international crises have the potential to affect the U.S. markets dramatically. An increase in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries have small economies and little leeway in their budgets. Consequently, those countries finance unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates. As an example, consider Italy, which recently asked for more leeway on its deficit targets. When leeway was granted, this led to a further sell-off in the eurodollar.
    The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current U.S. economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.
    In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation these are particularly older investors who are accustomed to inflation accompanying growth. But again, sustained inflation seems unlikely, so a sharp slowdown is not necessary. In the short term, we expect a modest economic slowdown but no recession. The best approach now, as in any market, is to diversify and invest for the long term.
    Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,
/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF JUNE 9, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[CHENG PHOTO]

LEAD PORTFOLIO MANAGER IRENE CHENG IS A MEMBER OF THE FIRM'S GLOBAL EQUITY GROUP, FOCUSING ON PORTFOLIO MANAGEMENT AND RESEARCH FOR INTERNATIONAL EQUITY ACCOUNTS. PRIOR TO JOINING SCUDDER KEMPER INVESTMENTS IN 1993, CHENG SPENT THREE YEARS IN MERCHANT BANKING ACTIVITIES AT THE BLACKSTONE GROUP AND THREE YEARS AS AN EQUITY ANALYST AT SANFORD C. BERNSTEIN & CO. SHE ALSO HAS SEVERAL YEARS OF EXPERIENCE IN OPERATIONS, FINANCE AND CORPORATE PLANNING FOR EXXON CORPORATION.

[SLENDERBROEK PHOTO]

MARC SLENDEBROEK JOINED SCUDDER KEMPER INVESTMENTS IN 1994 AND IS BASED IN OUR LONDON OFFICE. AS A PORTFOLIO MANAGER OF KEMPER INTERNATIONAL FUND HE FOCUSES ON THE EUROPEAN REGION. PRIOR TO JOINING SCUDDER KEMPER INVESTMENTS, MARC WAS WITH KLEINWORT BENSON SECURITIES IN LONDON WHERE HE WAS MANAGER OF DUTCH RESEARCH. HE ALSO WORKED FOR ENSKILDA SECURITIES IN LONDON AS AN EQUITY ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE INTERNATIONAL EQUITIES ENVIRONMENT LOOKS VERY DIFFERENT TODAY THAN IT DID SIX MONTHS AGO. PREVIOUSLY FOUNDERING JAPANESE AND EMERGING MARKETS ARE TURNING IN HUGE RETURNS, AND ECONOMIC AND POLITICAL ISSUES HAVE PUT THE PROMISING EUROPEAN REGION ON HOLD. KEMPER INTERNATIONAL FUND'S MANAGEMENT TEAM DISCUSSES THE REASONS FOR THE CHANGE, AND WHAT THEY SEE AHEAD.

Q     SIX MONTHS AGO, WE REPORTED ON AN INTERNATIONAL ENVIRONMENT THAT WAS
EXTREMELY VOLATILE. MARKETS WERE SWINGING WILDLY AND WITHOUT OBVIOUS REASON. THE WORLD MARKETS HAVE CALMED DOWN A BIT SINCE THEN. CAN YOU DESCRIBE WHAT WAS HAPPENING IN INTERNATIONAL EQUITY MARKETS FROM NOVEMBER 1, 1998 THROUGH APRIL 30, 1999?

A     The irrational volatility seems to be behind us for the moment. The most dramatic development during the period has been the strong recovery in the Japanese market and in emerging markets worldwide. These two recoveries occurred for different reasons. The U.S. Federal Reserve Board cut interest rates in October and November, and European banks followed in December. On this news, Asian and Latin American emerging market governments cut their own rates. The ensuing flood of liquidity provided a big support to the emerging markets, which had been looking very poor just last summer. To share a few examples, for the six-month period Thailand's market is up 85.5 percent, Indonesia is up 75.1 percent, Singapore 58.1 percent and Mexico 45.2 percent.*

      Japan is up 25.3 percent over the period, quite a change from the mediocre and negative performance numbers that had been coming out of that country for the past four years. Despite record unemployment and a shrinking gross domestic product (GDP), investors poured money into the Japanese stock market in 1999. They are optimistic about a corporate restructuring trend and the Bank of Japan's loose monetary policy. We believe that Japan is in the early stages of a recovery from the recession that has been plaguing the country for the last several years.*

* SOURCE FOR THE COUNTRY INDICES IS DATASTREAM AND FT/S&P WORLD INDICES. THESE INDICES PROVIDE A GENERAL REPRESENTATION OF THE PERFORMANCE OF THESE MARKETS.

Q     THE FUND WAS UP 11.73 PERCENT (CLASS A SHARES UNADJUSTED FOR ANY SALES
CHARGES) FOR THE SIX-MONTH PERIOD, COMPARED TO A RETURN OF 15.44 PERCENT FOR THE MSCI EAFE INDEX** AND 15.11 PERCENT RETURN FOR ITS LIPPER PEER GROUP (SEE PAGE
2). WHAT CAUSED THIS RECENT UNDER-PERFORMANCE?

A     A primary reason the fund underperformed its peer group was its limited exposure to emerging markets. Kemper International Fund is not an emerging market fund and, therefore does not allocate a large percentage of assets in those markets. Some of our international fund peers do take large positions in these risky areas, and although those funds are generally more volatile than ours, the strategy served them well this period.

       That having been said, we certainly wish we had gotten into the emerging markets we do invest in, such as Mexico and Brazil, sooner than we did and had taken a stronger position. The recovery

PERFORMANCE UPDATE

happened very quickly, and we were simply too conservative, trying to protect money instead of putting it into these markets that had performed so terribly up to this point.

      Because the EAFE has a very low weighting in emerging markets, it wasn't strongly affected by the run in those markets. Where the EAFE outperformed us was in its large weighting in the Japanese market. As mentioned, Japan is up more than 25 percent since October 31, 1998. We started the period with a 7 percent weighting, and brought that up to 20 percent by April 30. So although we are now positioned to take advantage of future appreciation in the market, and we do believe the market will continue its upward direction, we should have reached this weighting sooner.

** THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX
   (MSCI EAFE) IS AN UNMANAGED INDEX THAT IS A GENERALLY ACCEPTED BENCHMARK FOR MAJOR OVERSEAS MARKETS. SOURCE IS LIPPER ANALYTICAL INC.

Q     WHERE IS THE FUND INVESTED TODAY, AND HOW HAVE THOSE WEIGHTINGS CHANGED
SINCE OCTOBER 31, 1998?

THE FOLLOWING CHART PROVIDES A CLEAR COMPARISON OF WHERE WE WERE INVESTED SIX MONTHS AGO BASED ON COMMON STOCKS, AND WHERE WE WERE AT THE END OF THE PERIOD COMPARED TO THE INDEX. (IN THE CHART BELOW, THE FUND IS ABBREVIATED AS KIF.)

                   10/31/98   4/30/99   4/30/99
                     KIF        KIF      EAFE
------------------------------------------------------
UNITED KINGDOM     24%        19%       23%
------------------------------------------------------
JAPAN              8%         22%       23%
------------------------------------------------------
NETHERLANDS        15%        9%        6%
------------------------------------------------------
AUSTRALIA          2%         9%        3%
------------------------------------------------------
GERMANY            11%        5%        10%
------------------------------------------------------
ITALY              7%         3%        5%
------------------------------------------------------
FRANCE             12%        5%        9%
------------------------------------------------------
SWITZERLAND        5%         5%        7%
------------------------------------------------------
CANADA             4%         5%        --
------------------------------------------------------
SPAIN              4%         4%        3%
------------------------------------------------------
HONG KONG          --         3%        3%
------------------------------------------------------
SINGAPORE          --         5%        1%
------------------------------------------------------
TAIWAN             --         1%        --
------------------------------------------------------

      Kemper International Fund looks quite different today than it did six months ago. The biggest move we've made has been gradually adding more Japanese and emerging market holdings while easing back our European position.

      In Japan, the long awaited economic recovery appears to be finally underway. Most of the bad news affecting companies has already been discounted into stock prices, and we see some very attractive valuations. Corporate Japan is finally talking about restructuring in an American style and is beginning to pay attention to stockholders. We expect the Japanese recovery to happen gradually, so there will be investment opportunities there for some time to come.

      We've invested about 9 percent of the portfolio in Southeast Asia. Our move into Southeast Asia comes because of lower interest rates and a better outlook for global growth for these countries. Their performance has been dramatic since their turnaround began last fall, and we expect it to continue.

      For several years we have been overweighted in Europe, and early on in this period we held about 80 percent of the portfolio there, versus 73 percent of the EAFE. The positive outlook for Europe has gradually been eroded by several factors. The region has made little economic progress, and isn't likely to do so in the near future. Most economies have sharply decelerated due to a fall in exports to the Far East, a fall in business investments and little growth in consumer demand.

      The second reason for the anemic outlook is the changing political climate in the region. Recent elections have brought center-left or social democrat governments into power in all major European countries. Much needed reforms that could help business interests progress are likely to slow or be de-emphasized by the new governments. In fact, anti-business legislation seems to be the order of the day in some countries, and this has lead to a weakness in business confidence.

Q     IS THE SITUATION IN EUROPE SO GRAVE THAT YOU PLAN TO FURTHER CUT BACK THE
FUND'S EXPOSURE, OR DOES OPPORTUNITY STILL EXIST?

A     European economies across the board have suffered recently, some worse than others. Germany has faced an exceptionally difficult time. But there are some compelling reasons to be hopeful about this region. As business confidence has weakened, the European currency has weakened against the U.S. dollar. This gives European companies a pricing advantage against their American competitors. If you look at the trade account deficit in the United States, you can see that it is having an effect.

      We're not abandoning European stocks, we're simply moving from a very overweight position to a more

PERFORMANCE UPDATE

neutral one. We are focusing on sectors that can perform well in any economic environment. Business services outsourcing, telecommunications and pharmaceuticals are three areas we like. While we still see long-term opportunity in Europe, there are other areas of the world where we expect performance to be stronger in the short-term, and we want to employ our money where we see the most potential. We will build our position back up again if we spot some attractive stocks.

Q     CAN YOU TALK ABOUT SOME INDIVIDUAL STOCKS THAT HAVE DONE WELL FOR THE
FUND, AND SOME THAT DIDN'T PERFORM?

A     In previous reports, we've discussed the trend in Europe toward hiring outside providers to execute certain tasks traditionally handled within the organization. During the six-month period we saw some terrific performance from our major outsourcing companies in both Europe and Japan. Fujitsu Support and Services, a Japanese information technology outsourcing firm and Bellsystem 24, a Japanese call center outsourcing firm, were both up substantially for the period. In Europe, Select Appointments, a UK temporary employment service firm, also performed very well. Some other top performers were Restaurant Brands, a fast food franchise holder in New Zealand, and Murata Manufacturing, a Japanese electronics components manufacturer.

      On the downside, Novartis, a Swiss pharmaceutical company that we have owned for a long time was down. Bayerische Vereinsbank, a large German bank holding company, also didn't perform well. The drop in the bank stock was induced by a real estate scandal that occurred some time ago but that has been recently revealed. We continue to hold Bayerische Vereinsbank, as it has a low valuation and we believe it will resume its growth track.

Q     WHAT DO YOU THINK INTERNATIONAL STOCKS CAN OFFER THAT INVESTORS CAN'T FIND
IN THE U.S. MARKETS TODAY?

A There is still tremendous opportunity around the world to benefit from the kind of corporate restructuring that we've seen in the United States for well over a decade. The same restructuring trend that helped boost the U.S. stock market so strongly in the 1980s and 1990s is now spreading around the globe. For the first time ever, companies are changing the entire focuses of their business and making shareholder value a prime consideration. European companies are a few years into the process, and it is just getting underway in Japan. It is especially surprising to find it occurring in some of the fast growth economies like Southeast Asia.

      Also, valuations outside of the United States seem to be more attractive today. That has been a result of the strong performance of the U.S. market pushing valuations up.

TERMS TO KNOW

CURRENCY DEVALUATION

A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. This may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing an investment's total return, because when investments are converted back into U.S. dollars it takes more of the foreign currency to purchase U.S. dollars.

FUNDAMENTAL RESEARCH

Analysis of a company's financial statements to project future stock price changes. Considers past records of sales and earnings as well as the future impact of products, consumer markets, and management in weighting a company's prospects. This is distinct from TECHNICAL ANALYSIS, which evaluates the attractiveness of a stock based on historical price and trading volume movements.

SOURCE: SCUDDER KEMPER INVESTMENTS, INC. AND BARRON'S DICTIONARY OF FINANCE AND INVESTMENT TERMS

LARGEST HOLDINGS

KEMPER INTERNATIONAL FUND'S TOP 20 HOLDINGS*
Following is a list of the top 20 holdings in the fund as of April 30, 1999 and the percentage of common stocks for each holding.

--------------------------------------------------------------------------------------
            HOLDINGS                             COUNTRY                       PERCENT
--------------------------------------------------------------------------------------
1.          AAPT LIMITED                         Australia                       3.2%
--------------------------------------------------------------------------------------
2.          UBS                                  Switzerland                     2.9%
--------------------------------------------------------------------------------------
3.          ING GROEP                            Netherlands                     2.5%
--------------------------------------------------------------------------------------
4.          FUJI BANK                            Japan                           2.4%
--------------------------------------------------------------------------------------
5.          NOVARTIS                             Switzerland                     2.4%
--------------------------------------------------------------------------------------
6.          VEDIOR                               Netherlands                     2.4%
--------------------------------------------------------------------------------------
7.          NTT MOBILE COMMUNICATIONS            Japan                           2.3%
--------------------------------------------------------------------------------------
8.          BRITISH TELECOM                      United Kingdom                  2.2%
--------------------------------------------------------------------------------------
9.          TELEFONICA                           Spain                           2.1%
--------------------------------------------------------------------------------------
10.         OVERSEA-CHINESE BANKING CORP.        Singapore                       2.0%
--------------------------------------------------------------------------------------
11.         GLAXO WELLCOME                       United Kingdom                  1.9%
--------------------------------------------------------------------------------------
12.         BAYERISCHE VEREINSBANK               Germany                         1.9%
--------------------------------------------------------------------------------------
13.         BELLSYSTEM 24 INC.                   Japan                           1.9%
--------------------------------------------------------------------------------------
14.         CITY DEVELOPMENTS                    Singapore                       1.9%
--------------------------------------------------------------------------------------
15.         BP AMOCO                             United Kingdom                  1.8%
--------------------------------------------------------------------------------------
16.         BANK OF IRELAND                      Ireland                         1.8%
--------------------------------------------------------------------------------------
17.         CABLE & WIRELESS OPTUS               Australia                       1.8%
--------------------------------------------------------------------------------------
18.         NIKKO SECURITIES CO.                 Japan                           1.7%
--------------------------------------------------------------------------------------
19.         SUN HUNG KAI PROPERTIES              Hong Kong                       1.7%
--------------------------------------------------------------------------------------
20.         ROHM COMPANY                         Japan                           1.7%
--------------------------------------------------------------------------------------

*Portfolio holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER INTERNATIONAL FUND

Portfolio of Investments at April 30, 1999 (unaudited)
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                           NUMBER OF SHARES       VALUE
----------------------------------------------------------------------------------------------------------------------
EUROPE
----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--18.1%
                                          AstraZeneca Group PLC
                                              (HOLDING COMPANY THAT MANUFACTURE AND
                                              SELL SPECIALTY CHEMICALS)                     198,318       $  7,733
                                       (a)BP Amoco PLC
                                              (MAJOR INTEGRATED WORLD OIL COMPANY)          531,514         10,089
                                          British Telecom PLC
                                              (TELECOMMUNICATION SERVICES)                  717,569         11,981
                                          Compass Group PLC
                                              (INTERNATIONAL CATERING GROUP)                339,094          3,491
                                          Glaxo Wellcome PLC
                                              (PHARMACEUTICAL COMPANY)                      365,355         10,826
                                          Hays PLC
                                              (BUSINESS SERVICES)                           417,665          4,636
                                          J Sainsbury plc
                                              (RETAIL DISTRIBUTOR OF FOOD THROUGH
                                              SUPERMARKETS)                                 895,000          5,683
                                          Marks & Spencer, plc
                                              (RETAILER OF CONSUMER GOODS AND FOODS)      1,000,000          6,857
                                          National Westminster Bank
                                              (PROVIDER OF BANKING AND FINANCIAL
                                              SERVICES)                                     221,151          5,318
                                       (a)Orange plc
                                              (OPERATOR OF DIGITAL MOBILE TELEPHONE
                                              NETWORK)                                      523,600          7,075
                                          Reed International PLC
                                              (PUBLISHER OF SCIENTIFIC, PROFESSIONAL
                                              AND BUSINESS TO BUSINESS MATERIALS)           921,850          8,386
                                          Rentokil Initial PLC
                                              (ENVIRONMENTAL SERVICES COMPANY)              924,550          5,425
                                          Select Appointments Holdings PLC
                                              (RECRUITMENT SERVICES COMPANY)                440,000          5,606
                                          Unilever PLC
                                              (MANUFACTURER OF BRANDED AND PACKAGED
                                              CONSUMER GOODS, FOOD, DETERGENTS AND
                                              PERSONAL CARE PRODUCTS)                       460,740          4,095
                                          Vodafone Group plc
                                              (TELECOMMUNICATION SERVICES)                  430,454          7,928
                                          ----------------------------------------------------------------------------
                                                                                                           105,129
----------------------------------------------------------------------------------------------------------------------
NETHERLANDS--8.7%
                                          Aalberts Industries
                                              (CAPITAL GOODS AND COMPONENTS)                251,170          5,971
                                          ING Groep NV
                                              (INSURANCE AND FINANCIAL SERVICES)            229,930         14,163
                                          Koninklijke Ahold NV
                                              (INTERNATIONAL FOOD RETAILER)                 143,156          5,316
                                          Koninklijke Numico
                                              (NUTRITIONAL FOOD MANUFACTURER)               109,589          4,122
                                          Nedcon Groep
                                              (MANUFACTURER OF RACKING SYSTEMS)              83,195          1,297

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF SHARES    VALUE
----------------------------------------------------------------------------------------------------------------------
                                          Unique International NV
                                              (OPERATOR OF RETAIL CLOTHING STORES,
                                              EMPLOYMENT AGENCIES, TECHNICAL TRADE
                                              SCHOOLS, ENGINEERING SERVICES)                250,711       $  6,688
                                          Vedior NV CVA
                                              (TEMPORARY EMPLOYMENT SERVICES)               580,287         13,059
                                          ----------------------------------------------------------------------------
                                                                                                            50,616
----------------------------------------------------------------------------------------------------------------------
GERMANY--5.2%
                                          Allianz AG
                                              (MULTI-LINE INSURANCE COMPANY)                 17,753          5,655
                                          Bayerische Vereinsbank AG
                                              (COMMERCIAL BANK)                             164,900         10,750
                                          Gehe AG
                                              (PHARMACEUTICALS DISTRIBUTOR)                 166,000          7,629
                                          Mannesmann AG
                                              (DIVERSIFIED CONSTRUCTION AND
                                              TECHNOLOGY COMPANY)                            48,800          6,424
                                          ----------------------------------------------------------------------------
                                                                                                            30,458
----------------------------------------------------------------------------------------------------------------------
SWITZERLAND--5.0%
                                          Novartis AG
                                              (PHARMACEUTICAL COMPANY)                        8,925         13,063
                                          UBS AG
                                              (PROVIDER OF BANKING AND ASSET
                                              MANAGEMENT SERVICES)                           47,090         15,988
                                          ----------------------------------------------------------------------------
                                                                                                            29,051
----------------------------------------------------------------------------------------------------------------------
FRANCE--4.4%
                                          AXA SA
                                              (INSURANCE GROUP PROVIDING INSURANCE,
                                              FINANCE AND REAL ESTATE SERVICES)              59,903          7,734
                                          Groupe Danone
                                              (PRODUCER OF PACKAGED FOODS AND
                                              BEVERAGES)                                     24,033          6,424
                                          Sanofi SA
                                              (RESEARCHER AND MANUFACTURER OF HEALTH
                                              CARE PRODUCTS AND BEAUTY AIDS)                 34,010          5,329
                                          Television Francaise
                                              (TELEVISION BROADCASTING)                      30,600          5,981
                                          ----------------------------------------------------------------------------
                                                                                                            25,468
----------------------------------------------------------------------------------------------------------------------
SPAIN--3.8%
                                          Argentaria SA
                                              (BANK)                                        286,000          6,726
                                          Compania Telefonica Nacional de Espana SA
                                              (TELECOMMUNICATION SERVICES)                  245,640         11,510
                                          Endesa S.A.
                                              (ELECTRIC POWER UTILITY)                      167,938          3,733
                                          Telefonica S.A. (Rights)
                                              (TELECOMMUNICATION SERVICES)                  245,640            228
                                          ----------------------------------------------------------------------------
                                                                                                            22,197

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF SHARES    VALUE
----------------------------------------------------------------------------------------------------------------------
ITALY--3.3%
                                          Assicurazioni Generali
                                              (LIFE AND PROPERTY INSURANCE COMPANY)         156,425       $  6,090
                                          Istituto Bancario San Paolo di Torino
                                              (COMMERCIAL BANK)                             367,580          5,515
                                          Telecom Italia SpA
                                              (PROVIDER OF TELECOMMUNICATIONS,
                                              ELECTRONICS AND NETWORK CONSTRUCTION)         685,000          7,288
                                          ----------------------------------------------------------------------------
                                                                                                            18,893
----------------------------------------------------------------------------------------------------------------------
IRELAND--1.7%
                                          Bank of Ireland PLC
                                              (BANK)                                        501,775         10,046
                                          ----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
SWEDEN--1.1%
                                       (a)Industri-Matematik International Corp.
                                              (SERVICE SOFTWARE APPLICATIONS)                56,780            106
                                          Securitas AB
                                              (INSTALLS SECURITY SYSTEMS AND PROVIDER
                                              OF GUARD SERVICES)                            408,800          6,057
                                       (b)TeleLarm Care AB
                                              (ELECTRONIC SECURITY DEVICES)                   4,088             48
                                          ----------------------------------------------------------------------------
                                                                                                             6,211
                                          ----------------------------------------------------------------------------
                                          TOTAL EUROPEAN COUNTRIES--51.3%                                  298,069
----------------------------------------------------------------------------------------------------------------------
PACIFIC REGION
----------------------------------------------------------------------------------------------------------------------
JAPAN--20.9%
                                          Asahi Glass Co., Ltd.
                                              (MANUFACTURER OF GLASS PRODUCTS)              928,000          7,101
                                          Bellsystem 24, Inc.
                                              (TELEMARKETING FIRM)                           27,000         10,646
                                          Fuji Bank, Ltd.
                                              (PROVIDER OF COMMERCIAL AND
                                              INSTITUTIONAL BANKING SERVICES)             1,729,000         13,490
                                          Fujisawa Pharmaceutical Co.
                                              (MANUFACTURER OF MARKETER OF
                                              ANTIBIOTICS)                                  360,000          5,907
                                          Fujitsu Support and Service Inc.
                                              (PROVIDER OF INFORMATION SERVICES)             60,000          7,334
                                          Murata Manufacturing Co., Ltd.
                                              (LEADING MANUFACTURER OF CERAMIC
                                              APPLIED ELECTRONIC COMPUTERS)                  99,000          5,661
                                          NTT Mobile Communication Network, Inc.
                                              (PROVIDER OF VARIOUS TELECOMMUNICATION
                                              SERVICES AND EQUIPMENT)                           221         12,951
                                          Nidec Corp.
                                              (MANUFACTURER OF SMALL-SCALE MOTORS FOR
                                              HARD DISC DRIVES)                              44,500          5,774
                                          Nikko Securities Co., Ltd.
                                              (SECURITIES BROKER AND DEALER)              1,630,000          9,347
                                          Nippon Telegraph & Telephone Corp.
                                              (TELECOMMUNICATIONS SERVICES)                     620          6,748
                                          Rohm Company Ltd.
                                              (MAKER OF LINEAR ICS AND
                                              SEMICONDUCTORS)                                77,000          9,283
                                          Sanwa Bank, Ltd.
                                              (BANK)                                        617,000          6,922
                                          Sony Corp.
                                              (MANUFACTURER OF CONSUMER ELECTRONIC
                                              PRODUCTS)                                      83,000          7,748

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)




                                                                                       NUMBER OF SHARES    VALUE
----------------------------------------------------------------------------------------------------------------------
                                          Sumitomo Trust & Banking Co., Ltd.
                                              (COMMERCIAL BANK)                           1,255,000       $  6,157
                                          TDK Corp.
                                              (MANUFACTURER OF MAGNETIC TAPES AND
                                              FLOPPY DISCS)                                  78,600          5,942
                                          ----------------------------------------------------------------------------
                                                                                                           121,011
----------------------------------------------------------------------------------------------------------------------
SINGAPORE--4.8%
                                          City Developments Ltd.
                                              (DEVELOPER OF RESIDENTIAL, INDUSTRIAL,
                                              RETAIL AND INVESTMENT PROPERTIES, OWNER
                                              AND OPERATOR OF HOTELS)                     1,581,000         10,532
                                          Oversea-Chinese Banking Corp., Ltd.
                                              (COMMERCIAL BANK)                           1,164,000         10,911
                                          Singapore Airlines Ltd.
                                              (SCHEDULED AIRLINE)                           719,000          6,612
                                          ----------------------------------------------------------------------------
                                                                                                            28,055
----------------------------------------------------------------------------------------------------------------------
HONG KONG--2.9%
                                          Dao Heng Bank Group Ltd.
                                              (COMMERCIAL BANK HOLDING COMPANY)           1,848,000          7,510
                                          Sun Hung Kai Properties Ltd.
                                              (REAL ESTATE DEVELOPER AND FINANCE
                                              COMPANY)                                    1,065,000          9,309
                                          ----------------------------------------------------------------------------
                                                                                                            16,819
----------------------------------------------------------------------------------------------------------------------
TAIWAN--.9%
                                       (a)Winbond Electronics Corp. (GDR)
                                              (DESIGNER, MANUFACTURER AND RETAILER OF
                                              INTEGRATED CIRCUITS AND RELATED
                                              PRODUCTS)                                     500,000          5,150
                                          ----------------------------------------------------------------------------
                                          TOTAL PACIFIC REGION--29.5%                                      171,035
----------------------------------------------------------------------------------------------------------------------
COMMONWEALTH COUNTRIES
----------------------------------------------------------------------------------------------------------------------
AUSTRALIA--8.7%
                                          AAPT Limited
                                              (TELECOMMUNICATIONS CARRIER)                4,945,000         17,671
                                          Cable & Wireless Optus Ltd.
                                              (PROVIDER OF COMMUNICATION AND
                                              TELECOMMUNICATION SERVICES)                 4,450,000         10,012
                                          St. George Bank Ltd.
                                              (COMMERCIAL BANK)                           1,059,850          7,820
                                          WMC Ltd.
                                              (MINERAL EXPLORATION AND PRODUCTION)        1,800,000          7,778
                                          Westpac Banking Corp.
                                              (BANK)                                        902,000          6,886
                                          ----------------------------------------------------------------------------
                                                                                                            50,167

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF SHARES    VALUE
----------------------------------------------------------------------------------------------------------------------
CANADA--5.1%
                                          BCE, Inc.
                                              (TELECOMMUNICATION SERVICES)                  167,000       $  7,617
                                          BioChem Pharma, Inc.
                                              (RESEARCH AND DEVELOPMENT OF
                                              THERAPEUTIC PRODUCTS)                         226,000          4,690
                                          Petro-Canada
                                              (OIL AND GAS COMPANY)                         429,600          5,907
                                          Rogers Communications Inc. "B"
                                              (CABLE TV OPERATOR IN CANADA, U.S. AND
                                              IRELAND)                                      320,200          5,996
                                          Royal Bank of Canada
                                              (BANK)                                        115,000          5,608
                                          ----------------------------------------------------------------------------
                                                                                                            29,818
----------------------------------------------------------------------------------------------------------------------
NEW ZEALAND--1.1%
                                          Restaurant Brands
                                              (FAST FOOD RESTAURANT CHAIN)                4,024,900          3,134
                                          Sky City Ltd.
                                              (CASINO AND HOTEL OPERATOR)                 1,324,000          3,307
                                          ----------------------------------------------------------------------------
                                                                                                             6,441
                                          ----------------------------------------------------------------------------
                                          TOTAL COMMONWEALTH COUNTRIES--14.9%                               86,426
                                          ----------------------------------------------------------------------------
                                          TOTAL COMMON STOCKS--95.7%
                                          (Cost: $478,596)                                                 555,530
                                          ----------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT    VALUE
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS--4.3%
                                          Yield -- 4.67%
                                          Due -- May 1999
                                          (Cost: $24,938)                                 $  25,000         24,938
                                          ----------------------------------------------------------------------------
                                          TOTAL INVESTMENT PORTFOLIO--100%
                                          (Cost: $503,534)                                                $580,468
                                          ----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

At April 30, 1999, the fund's portfolio of investments had the following industry diversification (dollars in thousands):

                                                              VALUE           %
---------------------------------------------------------------------------------
Finance                                                       $182,478       31.5
---------------------------------------------------------------------------------
Communications                                                 101,058       17.4
---------------------------------------------------------------------------------
Service Industries                                              67,836       11.7
---------------------------------------------------------------------------------
Health Care                                                     47,443        8.2
---------------------------------------------------------------------------------
Manufacturing                                                   33,676        5.8
---------------------------------------------------------------------------------
Consumer Staples                                                26,814        4.6
---------------------------------------------------------------------------------
Technology                                                      26,766        4.6
---------------------------------------------------------------------------------
Consumer Discretionary                                          23,363        4.0
---------------------------------------------------------------------------------
Energy                                                          15,996        2.8
---------------------------------------------------------------------------------
Media                                                           11,977        2.1
---------------------------------------------------------------------------------
Metals and Minerals                                              7,778        1.3
---------------------------------------------------------------------------------
Transportation                                                   6,612        1.1
---------------------------------------------------------------------------------
Utilities                                                        3,733        0.6
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                            555,530       95.7
---------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS                                        24,938        4.3
---------------------------------------------------------------------------------
TOTAL INVESTMENTS                                             $580,468      100.0
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing.

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $48,000 (.01% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. however, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1999 aggregated $50,000. These securities may also have certain restrictions as to resale.

Based on the cost of investments of $503,534,000 for federal income tax purposes at April 30, 1999, the gross unrealized appreciation was $95,291,000, the gross unrealized depreciation was $18,357,000 and the net unrealized appreciation on investments was $76,934,000.

See accompanying notes to financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1999 (unaudited)
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments, at value (Cost: $503,534)                          $580,468
------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                   120
------------------------------------------------------------------------
  Dividends                                                        1,111
------------------------------------------------------------------------
  Foreign taxes                                                      687
------------------------------------------------------------------------
Unrealized appreciation on forward currency exchange
  contracts                                                            8
------------------------------------------------------------------------
    TOTAL ASSETS                                                 582,394
------------------------------------------------------------------------
------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------
Cash overdraft                                                     2,639
------------------------------------------------------------------------
Payable for:
  Investments purchased                                            6,201
------------------------------------------------------------------------
  Fund shares redeemed                                               584
------------------------------------------------------------------------
  Management fee                                                     360
------------------------------------------------------------------------
  Distribution services fee                                          105
------------------------------------------------------------------------
  Administrative services fee                                        110
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             817
------------------------------------------------------------------------
  Trustees' fees and other                                           628
------------------------------------------------------------------------
    Total liabilities                                             11,444
------------------------------------------------------------------------
NET ASSETS                                                      $570,950
------------------------------------------------------------------------
------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
------------------------------------------------------------------------
Paid-in capital                                                 $467,765
------------------------------------------------------------------------
Undistributed net realized gain on investments and foreign
currency transactions                                             26,263
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                     76,934
------------------------------------------------------------------------
  Foreign currency related transactions                              (12)
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $570,950
------------------------------------------------------------------------
------------------------------------------------------------------------
THE PRICING OF SHARES
------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share ($396,092 /
  34,078 shares outstanding)                                      $11.62
------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)            $12.33
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($134,576 /
  11,874 shares outstanding)                                      $11.33
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($26,739 /
  2,358 shares outstanding)                                       $11.34
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share ($13,543 /
  1,154 shares outstanding)                                       $11.74
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Six months ended April 30, 1999 (unaudited)
(IN THOUSANDS)

-----------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------
  Dividends (net of foreign taxes withheld of $397)             $ 3,072
-----------------------------------------------------------------------
  Interest income                                                   648
-----------------------------------------------------------------------
    Total investment income                                       3,720
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  2,236
-----------------------------------------------------------------------
  Distribution services fee                                         621
-----------------------------------------------------------------------
  Administrative services fee                                       710
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses          1,837
-----------------------------------------------------------------------
  Professional fees                                                  74
-----------------------------------------------------------------------
  Reports to shareholders                                           376
-----------------------------------------------------------------------
  Registration fees                                                 108
-----------------------------------------------------------------------
  Trustees' fees and other                                          223
-----------------------------------------------------------------------
    Total expenses                                                6,185
-----------------------------------------------------------------------
NET INVESTMENT LOSS                                              (2,465)
-----------------------------------------------------------------------
-----------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-----------------------------------------------------------------------
Net realized gain from:
  Investments                                                    27,023
-----------------------------------------------------------------------
  Foreign currency related transactions                              80
-----------------------------------------------------------------------
                                                                 27,103
-----------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) on:
  Investments                                                    47,256
-----------------------------------------------------------------------
  Foreign currency related transactions                             (97)
-----------------------------------------------------------------------
                                                                 47,159
-----------------------------------------------------------------------
Net gain on investments                                          74,262
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $71,797
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1999 (unaudited) and the year ended October 31, 1998
(IN THOUSANDS)

                                                                  1999               1998
-------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
  Net investment income (loss)                                  $ (2,465)               462
-------------------------------------------------------------------------------------------
  Net realized gain                                               27,103             88,163
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           47,159            (74,800)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              71,797             13,825
-------------------------------------------------------------------------------------------
  Distribution from net investment income                             --             (2,673)
-------------------------------------------------------------------------------------------
  Distribution from net realized gain                            (88,452)           (25,096)
-------------------------------------------------------------------------------------------
Total dividends to shareholders                                  (88,452)           (27,769)
-------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions          (17,079)            30,559
-------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (33,734)            16,615
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------
Beginning of period                                              604,684            588,069
-------------------------------------------------------------------------------------------
END OF PERIOD                                                   $570,950            604,684
-------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper International Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions. The fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized

NOTES TO FINANCIAL STATEMENTS

                             gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the fund. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $2,236,000 for the six months ended April 30, 1999. Scudder Investments
                             (U.K.) Ltd, an affiliate of Scudder Kemper serves as sub-advisor for the fund and is paid by Scudder
                             Kemper for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A for the six months ended April 30, 1999 are $44,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended April 30, 1999 are $828,000.

NOTES TO FINANCIAL STATEMENTS

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the six months ended April 30, 1999 are $710,000, of which $1,000 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $922,000 for the six months ended April 30, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the six months ended April 30, 1999, the fund made no payments to its officers and incurred trustees' fees of $53,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $317,404

                             Proceeds from sales                         388,985

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                  SIX MONTHS ENDED                    YEAR ENDED
                                                                   APRIL 30, 1999                  OCTOBER 31, 1998
                                                              ------------------------         ------------------------
                                                              SHARES         AMOUNT            SHARES         AMOUNT
                                       --------------------------------------------------------------------------------
                                        SHARES SOLD
                                       --------------------------------------------------------------------------------
                                        Class A                89,082      $ 1,022,437          99,055      $ 1,307,871
                                       --------------------------------------------------------------------------------
                                        Class B                 2,457           27,974           6,108           79,630
                                       --------------------------------------------------------------------------------
                                        Class C                 9,481          106,994           6,453           83,701
                                       --------------------------------------------------------------------------------
                                        Class I                   270            3,451             837           11,244
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       --------------------------------------------------------------------------------
                                        Class A                 5,045           55,843           1,539           18,354
                                       --------------------------------------------------------------------------------
                                        Class B                 1,808           19,575             504            5,970
                                       --------------------------------------------------------------------------------
                                        Class C                   309            3,349              57              669
                                       --------------------------------------------------------------------------------
                                        Class I                   204            2,276              81              964
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       --------------------------------------------------------------------------------
                                        Class A               (95,568)      (1,102,000)        (98,869)      (1,319,184)
                                       --------------------------------------------------------------------------------
                                        Class B                (3,455)         (39,183)         (5,480)         (71,226)
                                       --------------------------------------------------------------------------------
                                        Class C                (9,644)        (109,252)         (5,630)         (73,743)
                                       --------------------------------------------------------------------------------
                                        Class I                  (693)          (8,543)         (1,023)         (13,696)
                                       --------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       --------------------------------------------------------------------------------
                                        Class A                   455            5,259           1,040           13,786
                                       --------------------------------------------------------------------------------
                                        Class B                  (465)          (5,259)         (1,053)         (13,781)
                                       --------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS         $   (17,079)                     $    30,559
                                       --------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to protect itself against a decline in the
                             value of a particular foreign currency against the U.S. dollar, the fund has entered into forward contracts to deliver foreign currency in exchange for U.S. dollars as described below. The fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain or loss on those contracts are reflected in the accompanying financial statements. The fund also bears the credit risk (which is limited to the unrealized gain, if any) if the counterparty fails to perform under the contract. At April 30, 1999, the fund had the following forward foreign currency contracts outstanding with a settlement date in May
                             1999.

                                                                           CONTRACT              UNREALIZED
                                         FOREIGN CURRENCY                 AMOUNT IN               GAIN AT
                                          TO BE DELIVERED                U.S. DOLLARS             4/30/99
                              -----------------------------------------------------------------------------
                              740,726,000 Japanese Yen                    $6,206,000               $8,000
                              -----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                           ----------------------------------------------
                                                            CLASS A
                                           ----------------------------------------------
                                           SIX MONTHS
                                             ENDED           YEAR ENDED OCTOBER 31,
                                           APRIL 30,    ---------------------------------
                                              1999      1998    1997    1996    1995
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------
Net asset value, beginning of period
                                             $12.10     12.68   11.96   10.59   11.13
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (.03)      .04      --     .04     .07
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain             1.36       .01    1.52    1.50     .05
-----------------------------------------------------------------------------------------
Total from investment operations               1.33       .05    1.52    1.54     .12
-----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        --       .08     .12     .12      --
-----------------------------------------------------------------------------------------
  Distribution from net realized gain          1.81       .55     .68     .05     .66
-----------------------------------------------------------------------------------------
Total dividends                                1.81       .63     .80     .17     .66
-----------------------------------------------------------------------------------------
Net asset value, end of period               $11.62     12.10   12.68   11.96   10.59
-----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 11.73%      .45   13.49   14.70    1.69

-----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------
Expenses                                       1.78%     1.64    1.57    1.64    1.57
-----------------------------------------------------------------------------------------
Net investment income (loss)                   (.56)%     .36     .16     .34     .83
-----------------------------------------------------------------------------------------


                                           ----------------------------------------------
                                                              CLASS B
                                           ----------------------------------------------
                                           SIX MONTHS
                                             ENDED           YEAR ENDED OCTOBER 31,
                                           APRIL 30,    ---------------------------------
                                              1999      1998    1997    1996    1995
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------
Net asset value, beginning of period
                                             $11.90     12.50   11.81   10.46   11.09
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                          (.09)     (.08)   (.12)   (.06)   (.02)
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain             1.33       .03    1.51    1.47     .05
-----------------------------------------------------------------------------------------
Total from investment operations               1.24      (.05)   1.39    1.41     .03
-----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        --        --     .02     .01      --
-----------------------------------------------------------------------------------------
  Distribution from net realized gain          1.81       .55     .68     .05     .66
-----------------------------------------------------------------------------------------
Total dividends                                1.81       .55     .70     .06     .66
-----------------------------------------------------------------------------------------
Net asset value, end of period               $11.33     11.90   12.50   11.81   10.46
-----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 11.12%     (.37)  12.32   13.59     .84
-----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------
Expenses                                       2.88%     2.62    2.57    2.53    2.50
-----------------------------------------------------------------------------------------
Net investment loss                           (1.66)%    (.62)   (.84)   (.55)   (.10)
-----------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                           --------------------------------------------------
                                                                CLASS C
                                           --------------------------------------------------
                                           SIX MONTHS
                                             ENDED             YEAR ENDED OCTOBER 31,
                                           APRIL 30,    -------------------------------------
                                              1999       1998      1997      1996      1995
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period          $11.91      12.51     11.81     10.46     11.09
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                           (.09)      (.08)     (.09)     (.06)     (.02)
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain              1.33        .03      1.49      1.47       .05
---------------------------------------------------------------------------------------------
Total from investment operations                1.24       (.05)     1.40      1.41       .03
---------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income         --         --       .02       .01        --
---------------------------------------------------------------------------------------------
  Distribution from net realized gain           1.81        .55       .68       .05       .66
---------------------------------------------------------------------------------------------
Total dividends                                 1.81        .55       .70       .06       .66
---------------------------------------------------------------------------------------------
Net asset value, end of period                $11.34      11.91     12.51     11.81     10.46
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  11.13%      (.37)    12.45     13.59       .84
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                        2.88%      2.55      2.49      2.50      2.50
---------------------------------------------------------------------------------------------
Net investment loss                            (1.66)%     (.55)     (.76)     (.52)     (.10)
---------------------------------------------------------------------------------------------


                                            --------------------------------------------------------------------------
                                                                             CLASS I
                                            --------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                  YEAR ENDED OCTOBER 31,                 JULY 3 TO
                                            APRIL 30,        ---------------------------------------       OCTOBER 31,
                                               1999           1998            1997            1996            1995
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $12.16          12.72           11.99           10.61           10.09
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .02            .11             .07             .10             .04
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain               1.37            .03            1.53            1.48             .48
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                 1.39            .14            1.60            1.58             .52
----------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income          --            .15             .19             .15              --
----------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain            1.81            .55             .68             .05              --
----------------------------------------------------------------------------------------------------------------------
Total dividends                                  1.81            .70             .87             .20              --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $11.74          12.16           12.72           11.99           10.61
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   12.20%          1.18           14.19           15.19            5.15
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------------------
Expenses                                          .95%          1.00            1.04            1.10             .85
----------------------------------------------------------------------------------------------------------------------
Net investment income                             .27%          1.00             .69             .88            1.32
----------------------------------------------------------------------------------------------------------------------


                                           SIX MONTHS
                                             ENDED             YEAR ENDED OCTOBER 31,
                                           APRIL 30,    -------------------------------------
                                              1999       1998      1997      1996      1995
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
---------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                  $570,950    604,684   588,069   472,243   364,708
---------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             110%       105        76       104       114
---------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Per share data was determined based on average shares outstanding for the years ended 1995, 1996, 1998 and the six months ended April 30, 1999, respectively. Data for the six months ended April 30, 1999 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held and adjourned to January 15, 1999. Kemper International Fund shareholders were asked to vote on three separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., approval of the new Sub-Advisory Agreement for the fund with Scudder Investments (U.K.) Limited and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For      Against   Abstain
      26,605,477   642,479  984,821

2) To approve the new Sub-Advisory Agreement for the fund with Scudder Investments (U.K.). This item was approved.

         For      Against    Abstain
      26,387,250   491,413  1,354,115

3) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment Objectives

         For      Against    Abstain
      21,850,625   1,376,506 2,199,343

Investment policies

         For      Against    Abstain
      21,847,725   1,379,293 2,199,456

Diversification

         For      Against    Abstain
      21,888,344   1,338,787 2,199,343

Borrowing

         For      Against    Abstain
      21,855,744   1,371,387 2,199,343

Senior securities

         For      Against    Abstain
      21,883,117   1,344,014 2,199,343

Concentration

         For      Against    Abstain
      21,879,254   1,347,877 2,199,343

Underwriting of securities

         For      Against    Abstain
      21,884,845   1,342,286 2,199,343

Investment in real estate

         For      Against    Abstain
      21,879,894   1,347,237 2,199,343

Purchase of commodities

         For      Against    Abstain
      21,873,770   1,353,361 2,199,343

Lending

         For       Against     Abstain
      21,874,304   1,352,827  2,199,343

Margin purchases and short sales

         For       Against     Abstain
      21,825,336   1,401,795  2,199,343

Pledging of assets

         For       Against     Abstain
      21,795,549   1,431,582  2,199,343

Purchases of options and warrants

         For       Against     Abstain
      21,856,215   1,370,916  2,199,343

TRUSTEES AND OFFICERS


TRUSTEES                     OFFICERS

DANIEL PIERCE                MARK S. CASADY           MAUREEN E. KANE
Chairman and Trustee         President                Assistant Secretary

JOHN W. BALLANTINE           PHILIP J. COLLORA        CAROLINE PEARSON
Trustee                      Vice President and       Assistant Secretary
                             Secretary
LEWIS A. BURNHAM                                      ELIZABETH C. WERTH
Trustee                      JOHN R. HEBBLE           Assistant Secretary
                             Treasurer
DONALD L. DUNAWAY                                     BRENDA LYONS
Trustee                      ANN M. MCCREARY          Assistant Treasurer
                             Vice President
ROBERT B. HOFFMAN
Trustee                      KATHRYN L. QUIRK
                             Vice President
DONALD R. JONES
Trustee                      CORNELIA SMALL
                             Vice President
THOMAS W. LITTAUER
Trustee and Vice President   LINDA J. WONDRACK
                             Vice President
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                    222 North LaSalle Street
                                    Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER                         KEMPER SERVICE COMPANY
SERVICE AGENT                       P.O. Box 419557
                                    Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN                           THE CHASE MANHATTAN BANK
                                    Chase Metro Center
                                    Brooklyn, NY 11245

--------------------------------------------------------------------------------
TRANSFER AGENT                      INVESTORS FIDUCIARY TRUST COMPANY
                                    801 Pennsylvania Avenue
                                    Kansas City, MO 64105

--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER               KEMPER DISTRIBUTORS, INC.
                                    222 South Riverside Plaza Chicago, IL 60606 www.kemper.com




[KEMPER FUNDS LOGO]

Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Global and International Funds prospectus.
KIF - 3(6/21/99) 1076840